UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 27, 2006

ZANN CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-28519	76-0510754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1549 N. Leroy St., Suite D-200,
Fenton, MI 48430
(Address of principal executive offices, including zip code)

(810) 714-2978
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Dan Lambdin, a member of the Zann Corp. (“Zann” or the “Company”) Board of Directors informed the Company on March 27, 2006 that he will be resigning his position as a member of the Company’s Board of Directors effective immediately. A copy of the resignation letter is being furnished as Exhibit 17 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
17.1	Resignation Letter dated March 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZANN CORP.

By:	/S/ George Betts
George Betts Chief Financial Officer

Date: March 29, 2006